KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


 TEL (212) 715-9100                                          47, Avenue Hoche
 FAX (212) 715-8000                                            75008 Paris
                                                                  France


                                                    April 26, 2001


Gintel Fund
6 Greenwich Office Park
Greenwich, CT 06831

                      Re:    Gintel Fund
                             Post-Effective Amendment No. 24
                             File No. 2-70207, ICA No. 811-03115
                             -----------------------------------

Gentlemen:

              We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 24 to Registration Statement No. 2-70207 on Form N-1A.

                                            Very truly yours,


                                            /s/ Kramer Levin Naftalis & Frankel